UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest reported event): April 15, 2004


                                    YP CORP.
               (Exact name of registrant as specified in charter)


                  NEVADA               000-24217           85-0206668
      (State or other jurisdiction    (Commission        (IRS Employer
            of Incorporation)         File Number)     Identification No.)


    4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA        85205
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code:  (480) 654-9646


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ITEM 7.  EXHIBITS.

EXHIBIT NO.  ITEM
-----------  ----
99.1         Press  Release,  dated  April  15,  2004,
             announcing the appointment of John Langdon
             to the Board of Directors


ITEM 9.  REGULATION FD DISCLOSURE

     On April 15, 2004, YP Corp. announced, via a press release, that John Langdon, former CEO of Bestfoods Baking Co., has joined the company's board of directors and will oversee the formation of YP.Net's Audit committee. A copy of the press release is attached as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           YP.NET, INC.


Date:  April 15, 2004                      /s/  ANGELO TULLO
                                           -----------------
                                           Angelo Tullo,
                                           Chief Executive Officer


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